WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2017

Effective June 30, 2017, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Small Cap Growth Fund.

Portfolio Manager(s). Michael P. Balkin, a Partner of the Adviser, and Ward D. Sexton, a Partner of the Adviser, co-manage the Fund. Mr. Balkin co-managed the Fund from its inception in 1999 until 2005 and has co-managed the Fund since 2008. Mr. Sexton has co-managed the Fund since 2016.

Dated: May 31, 2017

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Address effective July 28, 2017:

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.